UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
December 3, 2004

CENTRA FINANCIAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

West Virginia	000-49699	55-0770610

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Registrant’s telephone number, including area code: (304) 598-2000

Item 8.01   Other Events

     On December 3, 2004, Centra Financial Holdings, Inc. announced the declaration of a 10% stock dividend to be issued to shareholders of record on December 15, 2004. The dividend is payable on January 3, 2005.

Item 9.01   Exhibits

(c)	Exhibits.
	99.1	Letter to shareholders announcing 10% stock dividend

Item 8.01 Other Events
Item 9.01 Exhibits
Signatures
Exhibit 99.1

Signatures

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 3, 2004	Centra Financial Holdings, Inc.

	By:	/s/ Douglas J. Leech

Douglas J. Leech, President and
Chief Executive Officer